EXHIBIT 99.2

Consolidated Statements of Operations (Unaudited, in millions, except per share data)

	2011 as Reported					2011 Revised for Discontinued Operations					Variances

	First	Second	Third	Fourth	Full	First	Second	Third	Fourth	Full	First	Second	Third	Fourth	Full
	Quarter	Quarter	Quarter	Quarter	Year	Quarter	Quarter	Quarter	Quarter	Year	Quarter	Quarter	Quarter	Quarter	Year

Net sales	$687.8	$937.0	$923.0	$755.8	$3,303.6	$669.4	$914.1	$903.1	$735.4	$3,222.0	$(18.4)	$(22.9)	$(19.9)	$(20.4)	$(81.6)
Cost of goods sold	522.6	689.4	691.9	566.1	2,470.0	505.1	669.9	674.6	547.6	2,397.2	(17.5)	(19.5)	(17.3)	(18.5)	(72.8)
Gross profit	165.2	247.6	231.1	189.7	833.6	164.3	244.2	228.5	187.8	824.8	(0.9)	(3.4)	(2.6)	(1.9)	(8.8)

Operating expenses:
Selling, general and administrative expenses	173.9	175.2	166.3	144.5	659.9	167.3	169.8	161.3	140.3	638.7	(6.6)	(5.4)	(5.0)	(4.2)	(21.2)
Losses (gains) and other expenses, net	(0.3)	0.9	2.5	1.9	5.0	(0.3)	1.2	2.6	1.9	5.4	-	0.3	0.1	-	0.4
Restructuring charges	1.2	2.4	10.8	1.6	16.0	1.2	2.4	10.8	1.6	16.0	-	-	-	-	-
Asset impairment	-	-	-	7.0	7.0	-	-	-	0.3	0.3	-	-	-	(6.7)	(6.7)
Goodwill impairment	-	-	-	7.6	7.6	-	-	-	-	-	-	-	-	(7.6)	(7.6)
Income from equity method investments	(2.6)	(3.4)	(3.0)	(0.6)	(9.6)	(2.6)	(3.4)	(3.0)	(0.6)	(9.6)	-	-	-	-	-
Operational income (loss) from continuing
operations	(7.0)	72.5	54.5	27.7	147.7	(1.3)	74.2	56.8	44.3	174.0	5.7	1.7	2.3	16.6	26.3

Interest expense, net	4.1	4.3	4.1	4.3	16.8	4.1	4.3	4.1	4.3	16.8	-	-	-	-	-
Other expense, net	-	0.1	-	0.2	0.3	-	0.1	-	0.2	0.3	-	-	-	-	-
Income (loss) from continuing operations
before income taxes	(11.1)	68.1	50.4	23.2	130.6	(5.4)	69.8	52.7	39.8	156.9	5.7	1.7	2.3	16.6	26.3
Provision (Benefit) for income taxes	(3.9)	23.1	16.6	6.5	42.3	(1.9)	23.7	17.4	12.4	51.6	2.0	0.6	0.8	5.9	9.3
Income (loss) from continuing operations	(7.2)	45.0	33.8	16.7	88.3	(3.5)	46.1	35.3	27.4	105.3	3.7	1.1	1.5	10.7	17.0

Discontinued operations:

Operational loss from discontinued operations	-	-	-	-	-	5.7	1.7	2.3	16.6	26.3	5.7	1.7	2.3	16.6	26.3
Income tax benefit	-	-	-	-	-	(2.0)	(0.6)	(0.8)	(5.9)	(9.3)	(2.0)	(0.6)	(0.8)	(5.9)	(9.3)
Loss from discontinued operations	-	-	-	-	-	3.7	1.1	1.5	10.7	17.0	3.7	1.1	1.5	10.7	17.0

Net income (loss)	$(7.2)	$45.0	$33.8	$16.7	$88.3	$(7.2)	$45.0	$33.8	$16.7	$88.3	$-	$-	$-	$-	$-

Earnings per share - Diluted

Income (loss) from continuing operations	$(0.13)	$0.83	$0.64	$0.32	$1.65	$(0.06)	$0.85	$0.67	$0.53	$1.97	$0.07	$0.02	$0.03	$0.21	$0.32

Loss from discontinued operations	-	-	-	-	-	(0.07)	(0.02)	(0.03)	(0.21)	(0.32)	(0.07)	(0.02)	(0.03)	(0.21)	(0.32)

Net income (loss)	$(0.13)	$0.83	$0.64	$0.32	$1.65	$(0.13)	$0.83	$0.64	$0.32	$1.65	$-	$-	$-	$-	$-

Reconciliation of GAAP Measures and non-GAAP Measures (Unaudited, in millions, except per share data)

	2011 as Reported					2011 Revised for Discontinued Operations					Variances
	First	Second	Third	Fourth	Full	First	Second	Third	Fourth	Full	First	Second	Third	Fourth	Full
	Quarter	Quarter	Quarter	Quarter	Year	Quarter	Quarter	Quarter	Quarter	Year	Quarter	Quarter	Quarter	Quarter	Year

Income (loss) from continuing operations before
income taxes, a GAAP measure	$(11.1)	$68.1	$50.4	$23.2	$130.6	$(5.4)	$69.8	$52.7	$39.8	$156.9	$5.7	$1.7	$2.3	$16.6	$26.3
Special product quality adjustment	-	(2.4)	-	(1.9)	(4.3)	-	(2.4)	-	(1.9)	(4.3)	-	-	-	-	-
Restructuring charges	1.2	2.4	10.8	1.6	16.0	1.2	2.4	10.8	1.6	16.0	-	-	-	-	-
Asset impairment	-	-	-	7.0	7.0	-	-	-	0.3	0.3	-	-	-	(6.7)	(6.7)
Goodwill impairment	-	-	-	7.6	7.6	-	-	-	-	-	-	-	-	(7.6)	(7.6)
Items in losses (gains) and other expenses, net (1)	0.9	1.0	3.1	(0.5)	4.5	0.9	1.3	3.2	(0.5)	4.9	-	0.3	0.1	-	0.4
Interest expense, net	4.1	4.3	4.1	4.3	16.8	4.1	4.3	4.1	4.3	16.8	-	-	-	-	-
Other expense, net	-	0.1	-	0.2	0.3	-	0.1	-	0.2	0.3	-	-	-	-	-
Adjusted income (loss) from continuing
operations before income taxes, a non-GAAP
measure	$(4.9)	$73.5	$68.4	$41.5	$178.5	$0.8	$75.5	$70.8	$43.8	$190.9	$5.7	$2.0	$2.4	$2.3	$12.4

Income (loss) from continuing operations,
a GAAP measure	$(7.2)	$45.0	$33.8	$16.7	$88.3	$(3.5)	$46.1	$35.3	$27.4	$105.3	$3.7	$1.1	$1.5	$10.7	$17.0
Special product quality adjustment, after tax	-	(1.5)	-	(1.3)	(2.8)	-	(1.5)	-	(1.3)	(2.8)	-	-	-	-	-
Restructuring charges, after tax	0.8	1.6	6.7	1.5	10.6	0.8	1.6	6.7	1.5	10.6	-	-	-	-	-
Asset impairment, after tax	-	-	-	4.5	4.5	-	-	-	0.2	0.2	-	-	-	(4.3)	(4.3)
Goodwill impairment, after tax	-	-	-	5.0	5.0	-	-	-	-	-	-	-	-	(5.0)	(5.0)
Items in losses (gains) and other expenses, net after tax (1)	0.6	0.4	2.0	-	3.0	0.6	0.6	2.0	-	3.2	-	0.2	-	-	0.2
Adjusted income (loss) from continuing
operations, a non-GAAP measure	$(5.8)	$45.5	$42.5	$26.4	$108.6	$(2.1)	$46.8	$44.0	$27.8	$116.5	$3.7	$1.3	$1.5	$1.4	$7.9

Earnings per share from continuing operations -
diluted, a GAAP measure (2)	$(0.13)	$0.83	$0.64	$0.32	$1.65	$(0.06)	$0.85	$0.67	$0.53	$1.97	$0.07	$0.02	$0.03	$0.21	$0.32
Special product quality adjustment, after tax	-	(0.03)	-	(0.02)	(0.05)	-	(0.03)	-	(0.02)	(0.05)	-	-	-	-	-
Restructuring charges, after tax	0.01	0.03	0.13	0.03	0.20	0.01	0.03	0.13	0.03	0.20	-	-	-	-	-
Asset impairment, after tax	-	-	-	0.08	0.08	-	-	-	-	-	-	-	-	(0.08)	(0.08)
Goodwill impairment, after tax	-	-	-	0.10	0.10	-	-	-	-	-	-	-	-	(0.10)	(0.10)
Items in losses (gains) and other expenses, net, after tax (1)	0.01	0.01	0.03	-	0.06	0.01	0.01	0.03	-	0.06	-	-	-	-	-
Adjusted earnings per share from continuing
operations - diluted, a non-GAAP measure (2)	$(0.11)	$0.84	$0.80	$0.51	$2.04	$(0.04)	$0.86	$0.83	$0.53	$2.18	$0.07	$0.02	$0.03	$0.02	$0.14

(1) Items in losses, gains and other expense, net include a special legal contingency charge, acquisition costs, net change in unrealized gains or losses on open futures contracts, loss or gain on sale of entity, and other items.

(2) Reconciliation of earnings per share may not add due to rounding differences.